MERCER FUNDS

SUPPLEMENT
TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2025, AS SUPPLEMENTED

Mercer US Small/Mid Cap Equity Fund

Mercer Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Short Duration Fixed Income Fund

The date of this Supplement is April 20, 2026.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the appointment of Hardman Johnston Global Advisors LLC (“Hardman Johnston”) and WCM Investment Management, LLC (“WCM”) as subadvisers to Mercer Non-US Core Equity Fund (the “Fund”). Hardman Johnston and WCM are being appointed to replace American Century Investments, Inc. (“American Century”). Effective as of the dates noted below, the SAI is amended as described below to reflect such subadviser changes, as well as certain other changes.

1. Effective September 30, 2025, David Breazzano, Head of Team for Credit, Portfolio Manager of Polen Capital Credit, LLC (“Polen Credit”), no longer serves as a Portfolio Manager of Polen Credit’s allocated portion of the Mercer Opportunistic Fixed Income Fund. All references to Mr. Breazzano in the SAI are deleted in their entirety.

2. Effective April 20, 2026, all references to American Century are deleted in their entirety from the SAI.

3. Effective April 20, 2026, in the section titled “Investment Advisory, Principal Underwriting, and Other Service Arrangements – Subadvisers, Sub-Subadvisers and Portfolio Managers” beginning on page 39 of the SAI, the following information relating to Hardman Johnston and WCM as subadvisers to the Fund is added:

Hardman Johnston Global Advisors LLC (“Hardman Johnston”), with a principal office located at 300 Atlantic Street, Stamford, CT 06901, serves as a subadviser to the Fund. Hardman Johnston is registered as an investment adviser under the Advisers Act. Hardman Johnston is currently organized as a limited liability company and is an independent, 100% employee-owned global equity boutique

WCM Investment Management, LLC (“WCM”), with a principal office located at 281 Brooks Street, Laguna Beach, CA 92651, serves as a subadviser to the Fund.

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WCM is registered as an investment adviser under the Advisers Act. WCM is currently organized as a corporation. Employees and former employees of the firm own approximately 75% of WCM through a holding company, Thalia Street Partners LLC. Natixis Investment Managers, LLC holds a minority equity interest in WCM.

4. Effective April 20, 2026, in Appendix B of the SAI titled “Proxy Voting Policies,” the following Proxy Policies for Hardman Johnston and WCM are added:

Hardman Johnston Global Advisors LLC

Hardman Johnston has engaged Glass Lewis & Co. to assist with proxy voting. Glass Lewis provides research and recommendations for voting proxies. Hardman Johnston reviews their recommendations and makes the final voting decisions. In accordance with its fiduciary duty, Hardman Johnston will then provide its voting instructions to Glass Lewis, who then coordinates the Fund’s proxy votes.

In the absence of specific voting guidelines from the client, Hardman Johnston will vote proxies in the best interest of its clients. Each proposal will be evaluated separately but the following guidelines will generally be followed:

• Hardman Johnston opposes anti-takeover proposals and supports the elimination of anti-takeover policies;

• Executive compensation should align with long-term shareholder value creation, be performance-based, and remain consistent with industry norms;

• Mergers, acquisitions and capital structure changes that are subject to a shareholder vote should be strategically sound and avoid excessive dilution; and

• Directors nominated must have demonstrated, relevant experience.

All proxies will be evaluated on a case-by-case basis in light of management performance, company performance and prospects, industry comparables, the outlook for the industry and the economy generally and other relevant factors. However, historically, Hardman Johnston has voted with management in most cases. This is never a blind decision, but reviewed for each company in the portfolio and for each item on the proxy. An important part of Hardman Johnston’s investment research process is to review the company’s leadership team and management, their experience and track record. If Hardman Johnston were not confident in the competence and integrity of management, it would not invest in the company. As such, Hardman Johnston generally agrees with management’s proposals, and expects them to have the best information to make these decisions and to act in the best interest of their shareholders. From time to time, Hardman Johnston will vote against management after considering a particular issue and coming to a different conclusion.

Proxy voting in certain countries may require share blocking. Share blocking is intended to facilitate the voting process; however, it also imposes constraints. Shareholders wishing to vote the proxies must deposit their shares before the date of the meeting with a designated depository

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which results in the shares being unavailable to sell. Accordingly, if share blocking is required, we will generally choose not to vote those shares.

If a potential or actual conflict exists, Hardman Johnston will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client, including clients that are subject to ERISA. If Hardman Johnston determines that a material conflict exists and that voting in accordance with the voting guidelines and factors described above is not in the best interests of the clients Hardman Johnston will make the appropriate disclosures to clients and either request that the client vote the proxy(s) or abstain from voting.

WCM Investment Management, LLC

WCM has written proxy voting policies and procedures as required by Advisers Act Rule 206(4)-6. WCM votes proxies relating to securities held in a Client’s account only when the investment management agreement expressly grants WCM the authority to do so. It is WCM’s policy to ensure that all investment management agreements explicitly address proxy voting obligations, whether authority is delegated to WCM, retained by the Client, or directed to the custodian. Where an agreement is silent on proxy voting, WCM will seek written clarification from the Client prior to assuming any voting responsibility. Where WCM has been granted proxy voting authority, the Client is responsible for instructing its custodian to promptly forward all proxies and related materials to WCM. WCM will not be able to vote proxies that are not received from the custodian on a timely basis, and WCM is not responsible for any failure by the custodian to forward proxy materials or to implement the proxy forwarding arrangement. Clients may also instruct their custodian to send proxies directly to them.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting Rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

WCM uses the proxy voting recommendations of a Proxy Adviser. The purpose of the Proxy Advisers research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser analyzes corporate governance, accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG addresses any potential conflicts of interest (as described in the Proxy policy) and proceed accordingly.

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WCM acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. When a material conflict of interest between WCM’s interests and its Clients’ interests appears to exist, WCM will either (1) obtain a Client’s consent to how the ISG will vote the proxy; or (2) vote in accordance with the Proxy Advisor’s recommendation. In the event that a conflict of interest arises between the Proxy Advisor or the proxy issuer and a Client of WCM, WCM will evaluate the circumstances and either (1) elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest; (2) if practical, notify affected Clients of the conflict of interest and seek a waiver of the conflict; or (3) if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

For each proxy, WCM maintains all related records as required by applicable law. Clients may obtain copies of WCM’s written proxy voting policies and procedures, as well as information on how proxies were voted for their accounts by requesting such information from WCM at the address and phone listed on the cover of this brochure. WCM will not disclose proxy votes for a Client to other Clients or third parties unless specifically requested in writing by the Client; however, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

In certain circumstances, additional information from Clients, such as residency declarations, limited power of attorneys or similar details, may be necessary for WCM to exercise its proxy voting authority in compliance with jurisdictional or regulatory requirements. If such information is not provided by the Client, WCM reserves the right to abstain from voting proxies for that Client without further notice. In the event WCM does not have the authority to vote proxies on a Client’s behalf, Clients should instruct their custodian to send proxies directly to them. WCM will us reasonable best efforts to forwarded any proxies erroneously received by WCM to the Client. Clients are welcome to contact WCM with questions regarding proxy ballots or other solicitations.

5. Effective April 20, 2026, the following information relating to Hardman Johnston and WCM is added to Appendix C of the SAI titled “Additional Information About the Funds’ Portfolio Managers,” beginning on page C-9 under the subheading titled “Mercer Non-US Core Equity Fund”.

Hardman Johnston Global Advisors LLC (“Hardman Johnston”)

The allocated portion of the Fund’s portfolio managed by Hardman Johnston is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Hardman Johnston’s allocated portion of the Fund’s portfolio are Cassandra Hardman, Henry Woo and James Pontone.

Compensation.

The portfolio managers for the Fund are compensated by Hardman Johnston in the form of a fixed salary. The portfolio managers are also eligible for a bonus, which is based on the overall profitability of Hardman Johnston and is not based on performance of any accounts. The portfolio managers maintain equity interests in Hardman Johnston and may receive additional income proportionate to their equity in Hardman Johnston. The portfolio managers also

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participate in the firm’s retirement plan, which includes both an elective deferral and the required employer contribution per the plan administrator and trust document.

Ownership of Fund Shares. As of December 31, 2025, Ms. Hardman and Messrs. Woo and Pontone did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Ms. Hardman, Mr. Woo and Mr. Pontone manage:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$ 114	0	0
Other Pooled Investment Vehicles*	7	$4,050	0	0
Other Accounts*	114	$3,626	1	$197

*As of December 31, 2025

Potential Conflicts of Interest.

Material conflicts of interest that may arise in connection with Hardman Johnston’s management of the allocated portion and investments of other accounts managed include material conflicts between the investment strategy of the allocated portion and the investment strategy of the other accounts managed by Hardman Johnston, and conflicts associated with the allocation of investment opportunities between the allocated portion and other accounts managed by the portfolio manager.

WCM Investment Management, LLC (“WCM”)

The allocated portion of the Fund’s portfolio managed by WCM is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of WCM’s allocated portion of the Fund’s portfolio are Greg Ise and Tamara Manoukian.

Compensation.

WCM’s compensation practices employ a multi-pronged approach and play an important role in rewarding and retaining key professionals, whether investment (research), sales, or operations. To be clear, compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds.

For investment (research) professionals, compensation breakdown includes:

•	Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.

•	Bonuses: Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward our team members based primarily on their performance in
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contributing to team results. This springs from our belief (supported by various academic studies) that small, cohesive, collaborative teams can and do provide better results than “star systems” or “armies of analysts”. And even though we subscribe to that old aphorism, “the whole can be greater than the sum of the parts,” individual performance is not ignored—it simply plays a subordinate role to team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed, and approved by the firm’s Leadership Team.

•	Profit-Sharing: WCM does not utilize a cash profit-sharing plan, but we do include a profit-sharing component in the Employee Benefit Plan (see below).

•	Employee Benefit Plan: All employees are eligible to participate in the WCM Employee Savings Plan (the “401(k)”) after six full months of employment. Besides the normal employee pre-tax deferral, the 401(k) has two possible employer components: 1) discretionary employer match, and 2) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

•	Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) ownership. Further, WCM groups our partners into two categories: Principal Partners (owners of more than 1% of outstanding interest), and Regular Partners (owners of less than 1% outstanding interest).

The WCM Portfolio Managers for the Mercer Non-US Core Equity Fund are compensated with a base salary and a fixed percentage of the fees the firm receives from clients invested in the respective Fund.

WCM categorizes its non-investment (non-research) personnel into two groups: Sales, and Operations. Compensation breakdown for these non-investment (non-research) personnel is identical in form and structure to that for investment (research) personnel with two differences:

1. Evaluations forming the basis for our qualitative, discretionary bonus system are made by the apropos team leaders, but are still supplemented, reviewed, and approved by the firm’s Leadership Team;

2. For Sales personnel only, an additional component in compensation is an ongoing revenue share intended to incentivize both sales and client service.

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Ownership of Fund Shares. As of December 31, 2025, Mr. Ise and Ms. Manoukian did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Ise manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	8	$ 2,276	0	0
Other Pooled Investment Vehicles*	9	$ 1,578	1	$ 20
Other Accounts*	8	$ 857	0	0

*As of December 31, 2025

In addition to the Fund, Ms. Manoukian manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	1	$ 51	0	0
Other Pooled Investment Vehicles*	1	$ 45	0	0
Other Accounts*	4	$ 246	0	0

*As of December 31, 2025

Potential Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that no Fund will be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

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Changes in Officers to the Trust

Effective December 2, 2025, Olaolu Aganga and Erin Lefkowitz have been removed as officers of the Trust and Emma Koch has been elected as a Vice President of the Trust. In addition, effective January 14, 2026, Barry Vallan has been removed as an officer of the Trust. Fred Keyo has subsequently been appointed as Vice President and Assistant Treasurer of the Trust.

1. Effective as of the date hereof, the “Management of the Trust” section on pages 30-31 of the SAI is deleted in its entirety and replaced with the following:

Officers

The executive officers of the Trust are:

Name and Age	Position(s) Held with Trust	Term of Office(+) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen Gouthro (57)	President and Chief Executive Officer	Since 2024++	Mr. Gouthro is a partner and Global Chief Operating Officer at Mercer. Mr. Gouthro joined Mercer in 2018.

Jon Gezotis (46)	Vice President and Assistant Treasurer	Since 2024	Mr. Gezotis is a partner at Mercer and US Chief Operating Officer (COO) for Mercer Wealth and Investments business since 2024. Prior to joining Mercer, Mr. Gezotis was Managing Director at Citibank in a global role overseeing Product Management and go to market strategies.

Fred Keyo (42)	Vice President and Assistant Treasurer	Since 2026	Mr. Keyo is Principal and the Head of Fund Administration at Mercer Investments LLC since 2026. Prior to 2026, Mr. Keyo was Senior Manager, Fund Administration at Mercer Investments LLC since 2018.

Colin Dean (49)	Vice President and Assistant Secretary	Since 2021+++	Mr. Dean is Global Chief Counsel, Investments since 2018. He served as Senior Legal Counsel - Investments for Mercer Investments LLC from 2010 to 2018.
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Caroline Hulme (40)	Vice President, Chief Legal Officer and Secretary	Since 2021+++	Ms. Hulme is Chief Investment Funds and Solutions Counsel, US & Canada for Mercer Investments LLC since 2023. She served as Senior Legal Counsel, Investments from 2018 to 2023.

Kenneth Earley (52)	Vice President and Assistant Secretary	Since 2023	Mr. Earley is Senior Legal Counsel, Investments at Mercer Investments LLC since 2022. Prior to joining Mercer, he was in private practice as Counsel in the corporate practice group of Morse, Barnes - Brown & Pendleton, P.C. from 2021 to 2022, and as a Senior Associate in the investment management practice group at Morgan, Lewis & Bockius LLP from 2015 to 2020.

Larry Vasquez (58)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Senior Portfolio Manager of Mercer Investments LLC since 2012.

Emma Koch (41)	Vice President	Since 2025	Ms. Koch is a Vice President and Portfolio Manager of Mercer Investments LLC. Prior to joining Mercer in 2024, Ms. Koch was an Executive Director at J.P. Morgan on the institutional interest rate derivatives sales desk.

Sean Chatburn (51)	Vice President	Since 2024	Mr. Chatburn is a Partner and Senior Portfolio Manager for equities at Mercer Investments LLC., since 2010. Mr. Chatburn is responsible for assisting plan sponsors, endowments, foundations, and sovereigns in meeting their investment goals and objectives by portfolio construction, including asset allocation and manager selection.

Nicole Wong (59)	Vice President and Chief Compliance Officer	Since 2022	Ms. Wong serves as Chief Compliance Officer of the Mercer Funds and Mercer Trust Company LLC since December 2022. Prior to joining Mercer, Ms. Wong was Director – Compliance, Schwab Asset Management from 2019-2022. Ms. Wong also served in various Compliance leadership roles at State Street Corporation from 2009 to 2019, where she was most recently Vice President, Alternative Investment Solutions Risk and Compliance Director.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
++	Prior to 2024, Mr. Gouthro has held different positions with the Trust since 2018.
+++	Prior to 2021, Mr. Dean and Ms. Hulme each has held different positions with the Trust since 2010 and 2017, respectively.
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